U.S. SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                      FORM 8-K


                                   CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported): June 23, 2004


                            FREESTAR TECHNOLOGY CORPORATION
                  (Exact name of registrant as specified in its charter)


                                             Nevada
                 (State or jurisdiction of incorporation or organization)


                                            0-28749
                                 (Commission File Number)


                                         88-0446457
                         (I.R.S. Employer Identification Number)


      Calle Fantino Falco, J.A. Baez Building, 2nd Floor, Santo Domingo,
                               Dominican Republic
                      (Address of principal executive offices)


                  Registrant's telephone number:  (809) 503-5911


              Former name or former address, if changed since last report)


ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     (a) Effective on June 23, 2004, the independent accountant who was previously engaged as the principal accountant to audit the Registrant's financial statements, Stonefield Josephson, Inc., was dismissed. The decision to dismiss this accountant was approved by the Registrant's board of directors. This accountant audited the Registrant's financial statements for the period of May 25, 2001 (date of inception) through June 30, 2002 and for the fiscal year ended June 30, 2003. This firm's report on these financial statements was modified as to uncertainty that the Registrant will continue as a going concern; other than this, the accountant's report on the financial statements for those periods neither contained an adverse opinion or a disclaimer of opinion, nor was qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the period of May 25, 2001 (date of inception) through June 30, 2002 and for the fiscal year ended June 30, 2003, and the subsequent interim period preceding such dismissal, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. In addition, there were no "reportable events" as described in Item 304(a)(1)(iv)(B)1 through 3 of Regulation S-B that occurred within the period of May 25, 2001 (date of inception) through June 30, 2002 and for the fiscal year ended June 30, 2003, and the subsequent interim period preceding the former accountant's dismissal.

     (b) Effective on June 23, 2004, the firm of Russell Bedford Stefanou Mirchandani LLP has been engaged to serve as the new principal accountant to audit the Registrant's financial statements. The decision to retain this accountant was approved by the Registrant's board of directors. During the period of May 25, 2001 (date of inception) through June 30, 2002 and for the fiscal year ended June 30, 2003, and the subsequent interim period prior to engaging this accountant, neither the Registrant (nor someone on its behalf) consulted the newly engaged accountant regarding any matter.

     (c) The Registrant has requested Stonefield Josephsonn, Inc. to respond to the Securities and Exchange Commission regarding its agreement with the statements made by the Registrant in this Form 8-K in response to Item 304(a)(1) of Regulation S-B.

                                   SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       FreeStar Technology Corporation



Dated: June 24, 2004                   By: /s/ Paul Egan
                                       Paul Egan, President